UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2008

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

     On September 29, 2008, Foot Locker, Inc. (the “Company”) entered into an amendment (the “Amendment”) of its Sixth Amended and Restated Credit Agreement dated as of May 16, 2008, to permit the Company’s acquisition from dELiA*s, Inc. of its direct-to-consumers business, CCS, for a cash purchase price of $102 million, subject to customary post-closing adjustments related to inventory.

     A copy of the Amendment is filed as Exhibit 10.1 to this report, and the description of the amendment herein is qualified in its entirety by reference to the Amendment.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment No. 1 to Credit Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: September 29, 2008	By:	/s/ Robert W. McHugh
Senior Vice President and Chief Financial Officer